UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2010 (September 9, 2010)

METAMORPHIX, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-51294	52-1923417
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4061 Powdermill Road, Suite 320, Beltsville, Maryland, 20705
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code	(301) 617-9080

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02(b) – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2010, Edward T. Shonsey of the Board of Directors (“Board”) of MetaMorphix, Inc. (“MetaMorphix” or the “Company”) Board member since December 1, 2006 informed the Company that his executive role in two other companies had expanded to a point where he believed it necessary to resign from the Board effective immediately. While the members of the Board and Executive team are saddened by this departure, they accept his decision and extend their gratitude and thanks to Ed for his loyalty, leadership, diligence and insightfulness during his tenure. All the members of the MetaMorphix family wish him well.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAMORPHIX, INC.

Date: October 6, 2010	By:	/s/ Edwin C. Quattlebaum
Edwin C. Quattlebaum,
President and Chief Executive Officer